SEC File No. 333-29803
                          Filed Pursuant to Rule 497(h)

                               Prospectus Supplement
                       (To Prospectus Dated June 11, 1998)

                        PILGRIM AMERICA PRIME RATE TRUST

                    36,494.558 Shares Of Beneficial Interest
                                -----------------

During the period of October 16 through October 19, 1998, Pilgrim America Prime Rate Trust (the "Trust") sold 36,494.558 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with Pilgrim America Securities, Inc. ("PASI") at a sales price of $9.25 per share.

Gross Proceeds ...............................       $337,574.62
Commission to PASI ...........................       $       -0-
Net Proceeds to Trust ........................       $337,574.62

On October 15, 1998, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 9 3/8.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

           The Date of this Prospectus Supplement is October 21, 1998.